UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     Form 8-K
                                   CURRENT REPORT



                           Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934

     Date of Report (Date of earliest event reported) April 10, 1997




                                  ARDEN REALTY, INC.
               (Exact name of registrant as specified in its charter)



             Maryland		         	     1-12193			      95-4578533
(State or other jurisdiction	   	 (Commission			   (I.R.S. Employer
      of incorporation)		       	  File Number)   		Identification No.)



9100 Wilshire Boulevard, East Tower, Suite 700			       90212
	      Beverly Hills, California
      (Address of principal executive offices)				   (Zip Code)



Registrant's telephone number, including area code:  (310) 271-8600




Item 2.  Acquisition or Disposition of Assets

On May 12, 1997, Arden Realty, Inc. (collectively with its subsidiaries, the "Company") completed a series of transactions to purchase nine suburban office properties totaling 1,287,475 rentable square feet. With the exception of 535 Brand, all properties were purchased from unaffiliated entities.

535 Brand in Glendale, California contains 109,187 rentable square feet. The property was purchased for approximately $10,000,000, which was based on arms length negotiations. The Company plans to complete capital improvements to the property for approximately $4,000,000. The property is presently 51% occupied, at average rents of $11.47 per square foot. Quoted market rental rates are $25.50 per square foot. The property was purchased from Arthur Gilbert, a minority interest common share owner of the Company, and former member of the Board of Directors of the Company.

California Twin Centre in Bakersfield, California contains 155,189 rentable square feet. The purchase price for the property was approximately $19,500,000, which was based on arms length negotiations. The property is presently 88.5% occupied, at average rents of $23.75 per square foot. Quoted market rental rates are $21.00 per square foot. The property was purchased from Caltwin Associates, LLC, and Caltwin Investors, LLC.

Whittier Financial Center in Whittier, California contains 135,415 rentable square feet. The purchase price for the property was approximately $14,300,000, which was based on arms length negotiations. The property is presently 85.2% occupied, at average rents of $17.85 per square foot. The quoted market rental rates are $21.60 per square foot. The property was purchased from Whittier LRP, Inc.; BFMHRBF No. II Inc.; Highridge-BFM Investment Partnership L.P.; and Highridge-Commercial Fund No. I, L.P. as Tenants-in-Common.

6800 Owensmouth in Canoga Park, California contains 80,014 rentable square feet. The purchase price of the property was approximately $7,500,000, which was based on arms length negotiations. The property is presently 84.9% occupied, at average rents of $18.25 per square foot. Quoted market rental rates are $18.60 per square foot. The property was purchased from 6800 Owensmouth, Inc.

Noble Professional Center in Sherman Oaks, California contains 51,828 rentable square feet. The purchase price for the property was approximately $6,700,000, which was based on arms length negotiations. The property is presently 80.5% occupied, at average rents of $20.05 per square foot. Quoted market rental rates are $22.20 per square foot. The property was purchased from QRE
Holding Company.

10780 Santa Monica Boulevard in Los Angeles, California contains 92,486 rentable square feet. The purchase price for the property was approximately $10,500,000, which was based on arms length negotiations. The property is presently 84.1% occupied, at average rents of $18.22 per square foot. Quoted market rental rates are $20.40 per square foot. The property was purchased from John Hancock Mutual Life Insurance Company.



Clarendon Crest in Woodland Hills, California contains 43,063 rentable square feet. The purchase price for the property was approximately $5,200,000, which was based on arms length negotiations. The property is presently 84.7% occupied, at average rents of $18.56 per square foot. Quoted market rental rates are $19.80 per square foot. The property was purchased from HFA - Clarendon Crest L.L.C.

South Bay Center located in Gardena, California contain 202,830 rentable square feet. The purchase price for the property was approximately $19,100,000, which was based on arms length negotiations. The property is presently 85.8% occupied, at average rents of $17.30 per square foot. Quoted market rental rates are $19.80 per square foot. The property was purchased from RCBT California Properties, L.P.

8383 Wilshire in Beverly Hills, California contains 417,463 rentable square feet. The purchase price for the property was approximately $59,000,000 which was based on arms length negotiations. The property is presently 76.8% occupied, at average rents of $21.09 per square foot. Quoted market rental rates are $23.40 per square foot. The property was purchased from ZML-WSFP Limited Partnership.

To finance these acquisitions the Company borrowed $71,000,000 on its existing bridge loan with Lehman Brothers Holdings, Inc. (bringing the outstanding balance on that loan to $175,000,000), borrowed $3,200,000 on its revolving line of credit with a group of banks led by Wells Fargo Bank (bringing the outstanding balance to $54,200,000), and borrowed $10,000,000 on its unsecured line of credit with City National Bank (bringing the outstanding balance to $10,000,000). In addition, 26,880 operating partnership units were issued by Arden Realty Limited Partnership in connection with the purchase of California Twin Centre.

Inclusive of these purchases, the Company's portfolio consists of 43 suburban office properties comprising 6,730,599 rentable square feet and 16 apartment units.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired.

It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements for the acquired properties will be filed as an amendment to this Form within 60 days.

(b)  Pro forma financial information.

It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed as an amendment to this Form within 60 days.

(c)  Exhibits.

10.10	Agreement of Purchase and Sale and Escrow Instructions between Arthur
      Gilbert, Trustee of the Arthur Gilbert and Rosalinde Gilbert 1982 Trust, as amended ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser")

10.11	Amendment to Agreement of Purchase and Sale and Escrow Instructions
      between Arthur Gilbert, Trustee of Arthur Gilbert and Rosalinde Gilbert 1982 Trust, as amended ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.12	Agreement of Purchase and Sale and Contribution and Escrow Instructions
      between Caltwin Associates, L.L.C., a Delaware limited liability company ("Associates") and Caltwin Investors, L.L.C., a Delaware limited liability company ("Investors") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.13	Agreement of Purchase and Sale or Contribution and Escrow Instructions
      between Whittier-LRP, Inc., a California corporation; BFMHRBF No. II Inc., a Delaware corporation; Highridge-BFM Investment Partnership, L.P., a California limited partnership; and Highridge Commercial Fund, No. I, L.P., a California limited partnership, as Tenants-in-Common ("Sellers") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.14	Assignment and Amendment to Agreement of Purchase and Sale or
      Contribution and Escrow Instructions between Highridge Commercial Fund No. I, L.P., a California limited partnership ("Seller") and RPM Investments, Inc., a California corporation ("Accommodator") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.15	Agreement of Purchase and Sale and Escrow Instructions between 6800
      Owensmouth, Inc., a California corporation ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership.

10.16	Purchase Agreement as amended by this letter agreement between 6800
      Owensmouth, Inc., a California corporation ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.17	Purchase and Sale Agreement and Joint Escrow Instructions between QRE
      Holding Company, a California corporation ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.18	First Amendment to Purchase and Sale Agreement and Joint Escrow
      Instructions between QRE Holding Company, a California corporation ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.19	Second Amendment to Purchase and Sale Agreement and Joint Escrow
      Instructions between QRE Holding Company, a California corporation ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.20	Purchase and Sale Agreement between John Hancock Mutual Life Insurance
      Company, a Massachusetts corporation, ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Buyer").

10.21	First Amendment to Purchase and Sale Agreement between John Hancock
      Mutual Life Insurance Company ("Seller") and Arden Realty Limited Partnership ("Buyer").

10.22	Second Amendment to Purchase and Sale Agreement between John Hancock
      Mutual Life Insurance Company ("Seller") and Arden Realty Limited Partnership ("Buyer").

10.23	Third Amendment to Purchase and Sale Agreement between John Hancock
      Mutual Life Insurance Company ("Seller") and Arden Realty Limited Partnership ("Buyer").

10.24	Fourth Amendment to Purchase and Sale Agreement between John Hancock
      Mutual Life Insurance Company ("Seller") and Arden Realty Limited Partnership ("Buyer").

10.25	Fifth Amendment to Purchase and Sale Agreement between John Hancock
      Mutual Life Insurance Company ("Seller") and Arden Realty Limited Partnership ("Buyer").

10.26 	Agreement of Purchase and Sale or Contribution and Escrow Instructions
       between HFA - Clarendon Crest, L.L.C., a Delaware limited liability company ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.27	Agreement to Sell and Purchase and Escrow Instructions between RCBT
      California Properties, L.P., a California limited partnership ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.28	First Amendment to Agreement to Sell and Purchase and Escrow Instructions
      between RCBT California Properties, L.P., a California limited partnership ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").

10.29	Real Estate Sale Agreement and Escrow Instructions between ZML-WSVP
      Limited Partnership, an Illinois limited partnership ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser").


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  						ARDEN REALTY, INC.


Date:	May 22, 1997				              By:  /s/ Diana M. Laing
                                  							Diana M. Laing
                                  							Chief Financial Officer